Schwab Annuity Portfolios
Schwab VIT Balanced Portfolio

Portfolio Holdings as of September 30, 2020 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 99.3% of net assets

U.S. Stocks 22.9%
Large-Cap 19.0%
Schwab U.S. Large-Cap ETF	185,027	14,918,727
Small-Cap 3.9%
Schwab U.S. Small-Cap ETF	45,156	3,085,058
		18,003,785

International Stocks 18.0%
Developed-Market Large-Cap 11.0%
Schwab International Equity ETF	273,934	8,601,528
Developed-Market Small-Cap 2.0%
Schwab International Small-Cap Equity ETF	48,751	1,585,870
Emerging-Market 5.0%
Schwab Emerging Markets Equity ETF	147,913	3,958,152
		14,145,550

Real Assets 5.9%
Real Estate 5.9%
Schwab U.S. REIT ETF	131,011	4,633,859

Fixed Income 49.3%
Inflation-Protected Bond 3.7%
Schwab U.S. TIPS ETF	47,375	2,919,721
Intermediate-Term Bond 36.4%
Schwab U.S. Aggregate Bond ETF	510,358	28,620,877
Security	Number of Shares	Value ($)
Treasury Bond 9.2%
Schwab Short-Term U.S. Treasury ETF	139,684	7,193,726
		38,734,324

Money Market Fund 3.2%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	2,501,291	2,502,292
Total Affiliated Underlying Funds
(Cost $67,130,416)		78,019,810
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.8% of net assets

Time Deposit 0.8%
Skandinaviska Enskilda Banken
0.01%, 10/01/20 (b)	640,040	640,040
Total Short-Term Investment
(Cost $640,040)		640,040
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
TIPS —	Treasury Inflation Protected Securities

Schwab VIT Balanced Portfolio
Portfolio Holdings (Unaudited) continued

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended September 30, 2020:
Affiliated Underlying Funds	Value at 12/31/19	Gross Purchases	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 09/30/20	Balance of Shares Held at 09/30/20	Distributions Received*
Schwab Emerging Markets Equity ETF	$3,864,835	$905,473	($810,490)	($19,643)	$17,977	$3,958,152	147,913	$17,354
Schwab International Equity ETF	8,341,888	1,606,286	(908,931)	(73,858)	(363,857)	8,601,528	273,934	67,456
Schwab International Small-Cap Equity ETF	1,517,878	338,506	(226,015)	(22,975)	(21,524)	1,585,870	48,751	—
Schwab Short-Term U.S. Treasury ETF	—	7,327,182	(105,969)	(445)	(27,042)	7,193,726	139,684	36,291
Schwab U.S. Aggregate Bond ETF	25,545,257	7,133,447	(5,268,342)	78,923	1,131,592	28,620,877	510,358	443,353
Schwab U.S. Large-Cap ETF	11,663,061	5,002,668	(3,041,582)	325,604	968,976	14,918,727	185,027	199,210
Schwab U.S. REIT ETF	4,618,199	1,450,798	(402,662)	(90,499)	(941,977)	4,633,859	131,011	73,890
Schwab U.S. Small-Cap ETF	3,054,873	789,011	(580,634)	(5,381)	(172,811)	3,085,058	45,156	28,502
Schwab U.S. TIPS ETF	1,468,189	1,455,012	(171,296)	2,617	165,199	2,919,721	47,375	5,003
Schwab Variable Share Price Money Fund, Ultra Shares	11,005,468	45,881	(8,550,000)	3,146	(2,203)	2,502,292	2,501,291	44,505
Total	$71,079,648	$26,054,264	($20,065,921)	$197,489	$754,330	$78,019,810		$915,564
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of September 30, 2020:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$78,019,810	$—	$—	$78,019,810
Short-Term Investment[1]	—	640,040	—	640,040
Total	$78,019,810	$640,040	$—	$78,659,850
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.

Schwab VIT Balanced Portfolio
Notes to Portfolio Holdings

Under procedures approved by the fund’s Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•  Underlying funds: Mutual funds are valued at their respective net asset values (NAVs). Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
•  Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•  Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and ETFs. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•  Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG68012SEP20
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